Affiliated
Lord Abbett                   Fund

                                                              1997 ANNUAL REPORT

                               [GRAPHIC: Box Gift Wrapped]

                                                             Helping you prepare
                                                             for tomorrow, today

                                   [LOGO](R)

             Lord Abbett Affiliated Fund Building Investor Confidence Since 1934

                                                                  A Tradition of
                                                               Value
                                                                       Investing
[GRAPHIC:  Opened gift and clock]

                        Affiliated's history highlights the concept of value investing: buying quality companies when they are "on sale" and selling them when they reach their potential. Through the years, this discipline has helped Affiliated Fund achieve competitive returns with relatively moderate fluctuations in price.

--------------------------------------------------------------------------------

Competitive Total            Average Annual Rates of Total Return as of 10/31/97
Returns, Consistently

   [The following table was depicted as a bar chart in the printed material.]

                        For the past 40 years         +12.7% per year
                        For the past 30 years         +12.5% per year
                        For the past 20 years         +15.8% per year
                        For the past 10 years         +15.0% per year
                        For the past year             +25.8% for the year

--------------------------------------------------------------------------------
Consistency             The Fund has increased in value 33 out of the last 40
                        fiscal years.

--------------------------------------------------------------------------------
Large and Growing       Shareholders taking dividends in cash saw their dividend
Dividends               checks increase 32 out of the last 40 fiscal years.(1)

--------------------------------------------------------------------------------
Shareholder             Lord Abbett Affiliated Fund's history demonstrates its
Satisfaction            ability to help shareholders realize their financial
                        objectives. That's probably why, on average, Affiliated
                        Fund shareholders have owned the Fund for over 18
                        years.(2)

--------------------------------------------------------------------------------
The Fund: Something     "Lord Abbett Affiliated Fund keeps its wits when others
to Talk About           panic... [Portfolio Manager Tom] Hudson has been correct
                        more often than not... Hudson and his predecessors have built a record of decent returns with only modest volatility--a strong recommendation for the fund."

                            Source: Morningstar Mutual Funds, August 1997

                        "...Lord Abbett Affiliated Fund's long-term performance is quite good... Investors seeking a mix of income and total return should consider this fund."

                            Source: Value Line Mutual Fund Survey, November 1997

--------------------------------------------------------------------------------
Average Annual          Average annual rates of total return at the Class A
Total Returns           share maximum sales charge of 5.75%, for the periods
                        ended 9/30/97 were:

   [The following table was depicted as a bar chart in the printed material.]

                        1 year              +28.10%
                        5 years             +18.24%
                        10 years            +12.24%

                        The Fund's SEC yield for the 30 days ended 10/31/97 for Class A shares was 1.60%.

                        This past performance is no indication of future results. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost.
                        The Fund's fiscal year-end is 10/31. Results quoted above (unless stated otherwise) are for periods ending 10/31/97 and reflect Class A share performance at net asset value with all distributions reinvested.



                  (1)   Capital gains were reinvested. Period ends 10/31/97.

                  (2) Based on a survey of Lord Abbett Affiliated Fund shareholders conducted by Lord, Abbett & Co. in 1993.


                        See Important Information on page 8.

                   Report to Shareholders
                   For the Fiscal Year Ended October 31, 1997

   [PHOTO Robert S. Dow]


/s/ Robert S. Dow
---------------------------
ROBERT S. DOW
CHAIRMAN

NOVEMBER 18, 1997

"... your Fund enjoyed returns above historical averages due to an environment of solid economic growth, low inflation and strong corporate profit gains."

Lord Abbett Affiliated Fund completed its fiscal year on October 31, 1997. Below is an overview of class-specific data as of the close of the year.

                                            Twelve Months Ended October 31, 1997
                                            ------------------------------------
                                            Class A       Class B        Class C
--------------------------------------------------------------------------------

Net asset value                             $14.84         $14.84         $14.84
Dividends                                   $ 0.30         $ 0.20         $ 0.20
Capital gains                               $ 1.03         $ 1.03         $ 1.03
Total return*                               +25.8%         +24.8%         +24.9%

During the past year, the stock market and your Fund enjoyed returns above historical averages due to an environment of solid economic growth, low inflation and strong corporate profit gains. Throughout most of the period, your portfolio has been evenly diversified, but with a moderate overweighting in stocks of financial companies, such as banks. Furthermore, we have shifted our focus within this group of stocks towards insurance companies, which are benefiting from industry-wide consolidation and cost-cutting efforts.

We expect the economy to slow considerably in 1998. While profit growth should also slow, we believe inflation will remain moderate and long-term bond rates will fall to less than 6% later in the year.

Given the economic climate we are forecasting, equities could still produce positive total returns over the next twelve months. However, companies whose profits and performance usually track the economy and that depend on price increases to offset rising costs (such as construction), may find it difficult to maintain, much less increase, their profits. We also remain watchful of weaknesses in the Asian and Latin American markets, which could negatively impact world trade in general, and create increased competition for domestic manufacturers of commodity and cyclical products. While we remain somewhat defensively positioned, we do anticipate building up our "economy-sensitive" stocks as the economy cools, because some of the most attractively priced stocks today fall into that category.

We recognize the risk that can accompany an extended bull market, but we believe that thorough research and careful stock selection can lead to attractive total returns going forward.

Thank you for your continued confidence in Lord Abbett Affiliated Fund. We look forward to maintaining our relationship in the coming years and helping you achieve your financial goals.

* Total return is the percent change in net asset value, assuming the reinvestment of all distributions.

The Income Perspective

The Affiliated
Advantage: A
history of
increasing
dividends vs.
fluctuating
income from
guaranteed CDs

Income Generated from $100,000 Investments: 11/1/72-10/31/97

Year
Ended                     Six-Month CD   Affiliated Fund
Oct. 31                    Interest(1)      Dividends(2)
--------------------------------------------------------
1973                       $  7,504           $    4,134
1974                          9,921                4,517
1975                          7,417                3,691
1976                          6,000                4,748
1977                          5,540                5,311
1978                          7,779                5,880
1979                         10,816                6,740
1980                         12,771                8,098
1981                         16,038                9,935
1982                         13,467               10,611
1983                          9,204               10,497
1984                         10,711               11,079
1985                          8,591               12,676
1986                          6,898               13,671
1987                          6,644               13,980
1988                          7,652               15,017
1989                          9,258               15,700
1990                          8,263               14,918
1991                          6,593               14,654
1992                          4,077               14,905
1993                          3,337               13,818
1994                          4,323               13,396
1995                          6,161               13,485
1996                          5,464               14,830
1997                          5,676               16,107      If capital
                                                              gains and
Interest/Dividend Total    $200,105           $  272,398      dividends
---------------------------========           ==========      had been
25 Years Later                                                reinvested,
Initial $100,000                                              the Fund's
Investment plus Growth     $100,000           $  811,820      total value
---------------------------========           ==========      would have been
Total Value                $300,105           $1,084,218   -- $2,578,265
---------------------------========           ==========
The Real Cost of the
CD Guarantee                                  $  784,113
========================================================

Unlike the Fund, a CD is insured, and its rate and principal are guaranteed if held until maturity. The FDIC insures CDs up to $100,000. The CD rate is subject to change when the CD is renewed. Although CDs may offer safety on the downside, they sacrifice capital growth on the upside.

(1) Average of six-month CD rates available each period. Source: Salomon Brothers and The Federal Reserve Bank.

(2) Reflects the deduction of the 3.75% sales charge for Class A share investments of $100,000. Dividends were taken in cash; capital gains were reinvested.

      See Important Information on page 8.

                        Affiliated's Growth Record

                        Results Based on Fiscal Year-End October 31(1)

                        1988   1989    1990    1991    1992   1993    1994  1995     1996    1997

Growth of Capital(2)    +6.9% +12.8%  -12.0%  +23.1%   +6.3% +14.3%   +3.7% +17.6%  +20.5%  +23.3%
Dividend Return(3)      +5.3   +5.2    +4.4    +4.9    +4.1   +3.5    +3.0   +2.9    +2.7    +2.5
--------------------------------------------------------------------------------------------------
Total Return(4)        +12.2  +18.0    -7.6   +28.0   +10.4  +17.8    +6.7  +20.5   +23.2   +25.8
--------------------------------------------------------------------------------------------------


(1)   Class A share performance.

(2) Growth of capital reflects the reinvestment of capital gains distributions.

(3)   Dividend return reflects the reinvestment of dividends.

(4) Total return is the percent change in value with both dividends and capital gains distributions reinvested. These results are at net asset value. Net asset value purchases are available for Class A share investments of $1 million or more. For performance at the Class A share maximum sales charge, as well as other information, please turn to the inside front cover and pages 4 and 8.

Affiliated's Growth Exceeded Inflation

In our illustration, 1987 and 1997 are actual costs--then and now. "Affiliated 1997" is what the 1987 amount would have grown to had it been invested in the Fund.

Investments in Affiliated Fund (up 305.5%) surpassed increases in the cost of living (up 40.2%) in these 10 years. Protection against the erosion caused by inflation is one important way to maintain--and enhance--your lifestyle.

     [GRAPHIC:  PC Notebook on text books; keys on a key ring; a U.S. Passport;
                a First Class Stamp; envelop with statement]

                 One-Year Private    One-Family House(5)  U.S. Passport  First-Class Stamp  Income per Capita(5)
                 College Tuition(5)

1987                 $10,455            $106,300             $ 55              $.22               $17,164
1997                 $18,357            $155,000             $ 65              $.32               $19,573
----------------------------------------------------------------------------------------------------------------
Affiliated 1997      $42,395            $431,047             $223              $.89               $69,600
----------------------------------------------------------------------------------------------------------------


      Affiliated's results reflect Class A share total return at net asset value, with all distributions reinvested for the 10 years ended 10/31/97.

      See Important Information on page 8.

(5)   National average.

      Sources: U.S. Department of Education, Statistics Bureau Section, College Board Annual Survey of Colleges; National Association of Realtors, Research Division; U.S. State Department; U.S. Postal Service; Department of Commerce, Bureau of Economic Analysis Statistics.


The Total Return Perspective

The Fund is managed to anticipate change, to find good value and to maintain a low level of risk in relation to expected returns. The Fund's average shareholder ownership of over 18 1/2 years reflects the success of this strategy.

A History of
Consistent
Performance

Growth of a $10,000 Fund Investment: 11/1/72-10/31/97(1)


                       Value of    Cumulative Value    Cumulative            How
Year                     Shares    of Capital Gains      Value of        $10,000
Ended                 Initially       Distributions    Reinvested           Grew
Oct. 31                Acquired     Taken in Shares     Dividends    Total Value
--------------------------------------------------------------------------------
1973                  $ 9,462         $    264         $   428         $ 10,154
1974                    7,192              390             755            8,337
1975                    8,911              540           1,381           10,832
1976                   10,643              878           2,229           13,750
1977                    9,606            1,138           2,600           13,344
1978                    9,344            1,369           3,231           13,944
1979                   10,472            2,237           4,564           17,273
1980                   11,955            3,698           6,459           22,112
1981                   10,643            4,842           7,120           22,605
1982                   11,260            6,668           9,483           27,411
1983                   13,202            9,103          13,076           35,381
1984                   12,100           11,147          14,043           37,290
1985                   12,874           14,042          17,461           44,377
1986                   15,367           21,317          23,839           60,523
1987                   13,701           24,722          23,819           62,242
1988                   12,651           31,639          25,541           69,831
1989                   13,688           37,213          31,525           82,426
1990                   11,693           34,299          30,194           76,186
1991                   13,504           45,040          38,974           97,518
1992                   13,845           49,681          44,092          107,618
1993                   14,777           60,843          51,116          126,736
1994                   14,475           66,708          53,996          135,179
1995                   15,722           84,048          63,069          162,839
1996                   17,087          110,132          73,437          200,656
1997                  $19,475         $143,844         $89,093         $252,412

      The dollar amounts of dividends and capital gains distributions reinvested in shares were $59,480 and $97,671, respectively. The initial investment plus all distributions reinvested amounted to $167,151. If dividends and capital gains distributions had been withdrawn in cash, the amounts of these payments would have been $13,755 and $17,847, respectively.

(1) Reflects the deduction of the Class A share maximum 5.75% sales charge for investments under $50,000. All distributions were reinvested.

      See Important Information on page 8.

The Total Return Perspective

The past 25 years have included several periods of economic, political and stock market turmoil. By focusing on value investing, Affiliated Fund reduced downside volatility in periods of stock market weakness and produced returns that outpaced the S&P 500 (an unmanaged index), guaranteed CDs and inflation.

Average Annual Total Returns
Over 25 Years(1)

Affiliated:   13.8%
S&P 500:      13.0%
CDs:           8.0%
Inflation:     5.5%

  Using the Value Method of Investing, Affiliated Fund Reduced Volatility and
                            Produced Rewarding Gains


  [The following table was depicted as a line graph in the printed material.]



               Affiliated Fund     Unmanaged S&P 500   Six-Month CD   Inflation
11/1/72               9420          10000              10000          10000
10/31/73             10154           9905              10750          10780
10/31/74              8337           7053              11817          12080
10/31/75             10832           8886              12693          12979
10/31/76             13750          10678              13455          13688
10/31/77             13344          10033              14200          14563
10/31/78             13944          10670              15305          15863
10/31/79             17273          12317              16960          17778
10/31/80             22112          16267              19126          20047
10/31/81             22605          16359              22194          22080
10/31/82             27411          19024              25183          23215
10/31/83             35381          24341              27500          23877
10/31/84             37290          25891              30446          24894
10/31/85             44377          30902              33061          25697
10/31/86             60523          41282              35342          26076
10/31/87             62242          43924              37690          27258
10/31/88             69831          50471              40574          28416
10/31/89             82426          63735              44330          29693
10/31/90             76186          58984              47993          31560
10/31/91             97518          78717              51158          32482
10/31/92            107618          86544              53243          33522
10/31/93            126736          99343              55020          34444
10/31/94            135179         103175              57398          35343
10/31/95            162839         130423              60935          36336
10/31/96            200656         161729              64264          37423
10/31/97            252412         213642              67912          38203


      An investor cannot invest directly in an index, such as the S&P 500. For more information on CDs, see page 2.

(1) Average annual total return at the Class A share maximum offering price from 11/1/72 through 10/31/97.

(2) Average of six-month CD rates available each period. Source: Salomon Brothers and The Federal Reserve Bank.

      See Important Information on page 8.

The Impact of a Disciplined Investment Plan

Perfectly timing the market is impossible because, often, opportunity can only be identified after it has already passed.

For long-term investors in Lord Abbett Affiliated Fund, the key to one successful strategy has focused on following a disciplined investment plan--not timing the market. Let's compare two hypothetical investments made over the last 20 calendar years ending December 31, 1996, where $5,000 was invested in the Fund every year. For Investment A, shares were purchased (with the benefit of hindsight) when the Dow Jones Industrial Average was at the low for each given year. Shares were purchased for Investment B on the first business day of every year.

Your financial
adviser can help
you discipline
your investing
and set up a
systematic plan
you are comfortable
with

Here's What Happened...

Investment A Timing

                                                Account
Date of                       Cumulative          Value
Investments                  Investments    at Year-End
-------------------------------------------------------
11/2/77                         $  5,000       $  5,000
2/28/78                           10,000         10,452
11/7/79                           15,000         18,733
4/21/80                           20,000         29,695
9/25/81                           25,000         34,898
8/12/82                           30,000         49,659
1/3/83                            35,000         68,402
7/24/84                           40,000         78,741
1/4/85                            45,000        106,056
1/22/86                           50,000        136,441
10/19/87                          55,000        146,122
1/20/88                           60,000        170,359
1/3/89                            65,000        216,434
10/11/90                          70,000        210,482
1/9/91                            75,000        262,910
10/9/92                           80,000        300,771
1/20/93                           85,000        346,042
4/4/94                            90,000        365,392
1/30/95                           95,000        487,601
1/10/96                          100,000        591,384

Account Value on 12/31/96                      $591,384
-----------------------------------------------========
Average Annual Total Return                        15.5%
=======================================================

Investment B Systematic Investing

                                                Account
Date of                       Cumulative          Value
Investments                  Investments    at Year-End
-------------------------------------------------------
1/3/77                         $  5,000       $  4,412
1/2/78                           10,000          9,489
1/2/79                           15,000         18,331
1/2/80                           20,000         28,810
1/2/81                           25,000         33,600
1/4/82                           30,000         47,477
1/3/83                           35,000         65,665
1/2/84                           40,000         75,254
1/2/85                           45,000        101,581
1/2/86                           50,000        130,833
1/2/87                           55,000        139,899
1/4/88                           60,000        163,075
1/2/89                           65,000        207,436
1/2/90                           70,000        201,068
1/2/91                           75,000        251,221
1/2/92                           80,000        287,823
1/4/93                           85,000        331,362
1/3/94                           90,000        349,897
1/2/95                           95,000        467,231
1/2/96                          100,000        566,748

Account Value on 12/31/96                     $566,748
----------------------------------------------========
Average Annual Total Return                       14.7%
======================================================

The disciplined investment plan (B) provided an average annual total return almost the same as the "perfect" investment scenario (A). Since determining the "perfect" time to invest without the benefit of hindsight is impossible, why not sit down with your financial adviser and set up a disciplined investment plan today?

The above illustrations assume the reinvestment of all dividends and distributions. All investments were made at the applicable Class A share maximum sales charge of 5.75% for account values up to $50,000 and at the applicable reduced sales charges thereafter under rights of accumulation. Periodic investment plans do not always return a profit and do not protect against losses in a declining market. In addition, since periodic investment plans involve continuous investment in securities regardless of fluctuating price levels, investors should consider their financial ability to continue their purchases through periods of low price levels. If held until 9/30/97 (with no additional investments made), Investment A and Investment B would have been worth $740,146 and $709,314, respectively.

For performance at the Class A share maximum sales charge, please turn to the inside front cover.

Who Owns the Fund?

Investor Profile of Lord Abbett Affiliated Fund
------------------------------------------------------------------------------
Fiduciaries     Custodians for Minors                                   17,993
                Pension, Profit-Sharing and 401(k) Retirement Plans     11,697
                Trusts                                                  10,736
                457 Retirement and 403(b) Plans                          3,745
                Estates                                                    490
------------------------------------------------------------------------------
Institutions    Broker-held Accounts                                    69,252
                Banks, Credit Unions and Other Financial Institutions      454
                Corporations                                               430
                Religious, Charitable and Welfare Organizations            360
                Clubs and Fraternal Organizations                          107
                Cemeteries                                                  65
                Nursing Homes and Hospitals                                 35
                Colleges and Universities                                   33
                Government Agencies                                         18
------------------------------------------------------------------------------
Individuals     Single and Joint Accounts                               80,155
                IRAs                                                    44,815
------------------------------------------------------------------------------
Total Accounts in Affiliated on 10/31/97                               240,385
------------------------------------------------------------------------------

What Are the Fund's Top Ten Holdings?

                                                                                 Percent of
                                                                                      Total
                                                                                 Net Assets
-------------------------------------------------------------------------------------------
Deere & Co.                    World's largest manufacturer of farm equipment         2.73%
-------------------------------------------------------------------------------------------
Minnesota Mining &             Worldwide supplier of industrial, consumer and
Manufacturing Co.              healthcare products that use coating or bonding
                               technology                                             2.67%
-------------------------------------------------------------------------------------------
Hewlett-Packard Co.            Leading manufacturer of computer products              2.40%
-------------------------------------------------------------------------------------------
Chubb Corp.                    Large, broadly based property/casualty insurance
                               company                                                2.37%
-------------------------------------------------------------------------------------------
Motorola Inc.                  Leading supplier of cellular telephone systems and
                               paging equipment                                       2.21%
-------------------------------------------------------------------------------------------
Kimberly Clark Corp.           Maker of consumer and personal care products
                               including "Huggies" diapers and "Kleenex" tissues      2.02%
-------------------------------------------------------------------------------------------
Washington Mutual              Largest savings and loan company in the U.S.           2.00%
-------------------------------------------------------------------------------------------
ConAgra Inc.                   Largest independent U.S. food processor                1.96%
-------------------------------------------------------------------------------------------
Heinz H.J. Co.                 Worldwide producer of a wide variety of food
                               products and pet food                                  1.93%
-------------------------------------------------------------------------------------------
International Business         World's largest technology company, providing
Machines Corp.                 computer hardware equipment, application and
                               system software and related services                   1.91%
-------------------------------------------------------------------------------------------
Total                                                                                22.20%

Data as of 10/31/97.

Important Information

Bonds purchased by the Fund are subject to market fluctuations upward and downward inversely to the rise and fall of interest rates. Common stocks are also subject to market fluctuations, providing the potential for gains and the risk of loss. Performance results quoted herein reflect past performance, current sales charges (where applicable) and appropriate Rule 12b-1 Plan expenses from commencement of the Plan. Past performance is no indication of future results. Tax consequences are not reflected. The investment return and principal value of an investment will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. The Fund's sales charge structure has changed in the past. The Fund issues additional classes of shares, with distinct pricing options. For a full discussion of the differences in pricing alternatives, please call 800-874-3733 and ask for the Fund's current prospectus. If used as sales material after 12/31/97, this report must be accompanied by Lord Abbett's Performance Quarterly for the most recently completed calendar quarter.

Statement of Net Assets
October 31, 1997

                                    Investments                         Shares          Market Value
====================================================================================================
Investments in Securities 96.90%
====================================================================================================
Common Stocks and Convertible Securities 94.74%
====================================================================================================
Aerospace .62%                      Boeing Co.                         1,000,000       $  47,875,000
---------------------------------------------------------------------------------------=============
Agricultural Products               Archer-Daniels-
1.66%                               Midland Co.                        2,300,000          51,175,000
                                    Pioneer Hi-Bred
                                    International, Inc.                  800,000          73,300,000
                                    Total                                                124,475,000
---------------------------------------------------------------------------------------=============
Apparel 2.28%                       Liz Claiborne, Inc.+               1,000,000          50,687,500
                                    VF Corp.                           1,400,000         125,125,000
                                    Total                                                175,812,500
---------------------------------------------------------------------------------------=============
Automobiles 1.88%                   General Motors Corp.               2,250,000         144,421,875
---------------------------------------------------------------------------------------=============
Banks: Money                        BankAmerica Corp.+                 1,000,000          71,500,000
Center 3.36%                        Chase Manhattan Corp.                800,000          92,300,000
                                    First Chicago NBD+                 1,300,000          94,575,000
                                    Total                                                258,375,000
---------------------------------------------------------------------------------------=============
Banks: Regional                     BankBoston, N.A.                   1,200,000          97,275,000
3.87%                               Comerica Inc.                      1,250,000          98,828,125
                                    First Union Corp.+                 2,000,000          98,125,000
                                    Mellon Bank Corp.                     78,700           4,057,969
                                    Total                                                298,286,094
---------------------------------------------------------------------------------------=============
Brokers 1.27%                       Morgan Stanley,
                                    Dean Witter,
                                    Discover & Co.                     2,000,000          98,000,000
---------------------------------------------------------------------------------------=============
Chemicals 3.00%                     Dow Chemical Co.                     800,000          72,600,000
                                    Lyondell
                                    Petrochemical Co.                  1,500,000          38,437,500
                                    Rohm & Haas Co.+                   1,000,000          83,312,500
                                    Union Carbide Corp.                  800,000          36,550,000
                                    Total                                                230,900,000
---------------------------------------------------------------------------------------=============
Communications                      Corning Inc.+                      3,000,000         135,375,000
Equipment 4.50%                     Lucent Technologies Inc.+            500,000          41,218,750
                                    Motorola Inc.+                     2,750,000         169,812,500
                                    Total                                                346,406,250
                                    ---------------------------------------------------=============

                                                                       Shares of
                                                                       Principal
                                    Investments                           Amount        Market Value
====================================================================================================
Computer:                           Hewlett-Packard Co.+               3,000,000      $  185,062,500
Hardware 4.31%                      International Business
                                    Machines Corp.                     1,500,000         147,093,750
                                    Total                                                332,156,250
---------------------------------------------------------------------------------------=============
Computer:                           EMC Corp.                          1,000,000          56,000,000
Peripherals 2.05%                   EMC Corp.
                                    Conv. Sub. Notes
                                    31/4/2002*                           15,000M          20,646,093
                                    Seagate Technology Inc.+           3,000,000          81,375,000
                                    Total                                                158,021,093
---------------------------------------------------------------------------------------=============
Cosmetics .54%                      International Flavor &
                                    Fragrance                            861,200          41,660,550
---------------------------------------------------------------------------------------=============
Drugs/Health Care                   American Home
Products 3.05%                      Products Corp.                     1,300,000          96,362,500
                                    SmithKline Beecham
                                    plc ADS                            2,000,000          95,250,000
                                    Warner-Lambert Co.                   300,000          42,956,250
                                    Total                                                234,568,750
---------------------------------------------------------------------------------------=============
Electric Power                      Allegheny Power
6.64%                               System, Inc.+                      1,750,000          49,437,500
                                    Baltimore Gas &
                                    Electric Co.+                      3,000,000          82,312,500
                                    Carolina Power &
                                    Light Co.                          2,500,000          89,375,000
                                    CINergy Corp.                      1,740,200          57,426,600
                                    Duke Power Co.+                    2,000,000          96,500,000
                                    Florida Progress Corp.             1,000,000          32,562,500
                                    FPL Group+                         2,000,000         103,375,000
                                    Total                                                510,989,100
---------------------------------------------------------------------------------------=============
Electrical Equipment
1.84%                               Emerson Electric Co.               2,700,000         141,581,250
---------------------------------------------------------------------------------------=============
Electronics:
Semiconductors
 .40%                                Intel Corp.                          400,000          30,800,000
---------------------------------------------------------------------------------------=============
Food 7.73%                          ConAgra Inc.                       5,000,000         150,625,000
                                    CPC International Inc.+            1,000,000          99,000,000
                                    Heinz H.J. Co.                     3,200,000         148,600,000

Statement of Net Assets
October 31, 1997

                                    Investments                         Shares          Market Value
====================================================================================================
                                    Hershey Foods Corp.                1,250,000       $  69,062,500
                                    Sara Lee Corp.                     2,500,000         127,812,500
                                    Total                                                595,100,000
---------------------------------------------------------------------------------------=============
Furniture and
Appliances .79%                     Whirlpool Corp.                    1,000,000          60,625,000
---------------------------------------------------------------------------------------=============
Health Care
Products 1.65%                      Baxter International Inc.          2,750,000         127,187,500
---------------------------------------------------------------------------------------=============
Health Care                         Aetna Inc.
Services 1.70%                      $4.758 Conv. Pfd.+                 1,500,000         107,625,000
                                    United Healthcare Corp.+             500,000          23,156,250
                                    Total                                                130,781,250
---------------------------------------------------------------------------------------=============
Household Products                  Fort James Corp.                   1,841,300          73,076,594
2.97%                               Kimberly Clark Corp.               3,000,000         155,812,500
                                    Total                                                228,889,094
---------------------------------------------------------------------------------------=============
Housewares 1.50%                    Fortune Brands Inc.                3,500,000         115,718,750
---------------------------------------------------------------------------------------=============
Insurance:                          American General
Life 2.70%                          Corporation+                       1,500,000          76,500,000
                                    Transamerica Corp.+                1,300,000         131,218,750
                                    Total                                                207,718,750
---------------------------------------------------------------------------------------=============
Insurance:                          Chubb Corp.                        2,750,000         182,187,500
Property and Casualty               CIGNA Corp.                          500,000          77,625,000
5.30%                               Providian Corp.                    1,250,000          46,250,000
                                    St. Paul Companies Inc.              750,000          59,953,125
                                    The Progressive
                                    Corporation                          400,000          41,700,000
                                    Total                                                407,715,625
---------------------------------------------------------------------------------------=============
Machinery:
Diversified 2.73%                   Deere & Co.                        4,000,000         210,500,000
---------------------------------------------------------------------------------------=============
Miscellaneous                       Minnesota Mining &
3.28%                               Manufacturing Co.                  2,250,000         205,875,000
                                    Textron, Inc.+                       800,000          46,250,000
                                    Total                                                252,125,000
---------------------------------------------------------------------------------------=============
Natural Gas:
Diversified 1.19%                   Sonat Inc.                         2,000,000          91,875,000
---------------------------------------------------------------------------------------=============
Natural Gas:                        Consolidated
Pipelines 1.23%                     Natural Gas Co.                    1,750,000          94,609,375
---------------------------------------------------------------------------------------=============
Oil: Domestic                       Occidental Petroleum*
Integrated .81%                     $3.875 Conv. Pfd.                  1,000,000          62,734,375
---------------------------------------------------------------------------------------=============
Oil: International                  Amoco Corp.                          800,000          73,350,000
Integrated 7.03%                    Chevron Corp.+                     1,500,000         124,406,250
                                    ENI ADS+                           1,000,000          56,375,000
                                    Exxon Corp.                        1,400,000          86,012,500
                                    Mobil Corp.                        2,000,000         145,625,000
                                    Total S.A.
                                    Sponsored ADS                      1,000,000          55,500,000
                                    Total                                                541,268,750
---------------------------------------------------------------------------------------=============
Oil Well Equipment/
Service .45%                        Schlumberger Ltd.+                   400,000          35,000,000
                                    ---------------------------------------------------=============

                                                                       Shares or
                                                                       Principal
                                    Investments                           Amount        Market Value
====================================================================================================
Paper and Forest                    Bowater Inc.                       1,500,000       $  62,718,750
Products 3.28%                      Georgia-Pacific Corp.                600,000          50,887,500
                                    International Paper Co.+           2,000,000          90,000,000
                                    Westvaco Corporation               1,500,000          49,218,750
                                    Total                                                252,825,000
---------------------------------------------------------------------------------------=============
Printing: Specialty
 .64%                                Deluxe Corp.                       1,500,000          49,125,000
---------------------------------------------------------------------------------------=============
Retail: Department                  May Department Stores
and Merchandise                     Company                            1,000,000          53,875,000
1.73%                               Wal Mart Stores Inc.+              2,266,400          79,607,300
                                    Total                                                133,482,300
---------------------------------------------------------------------------------------=============
Retail: Specialty
1.11%                               Toys R Us Inc.                     2,500,000          85,156,250
---------------------------------------------------------------------------------------=============
Savings and Loan
2.00%                               Washington Mutual+                 2,250,000         153,984,375
---------------------------------------------------------------------------------------=============
Telephone: Local                    Bell Atlantic Corp.+               1,000,000          79,875,000
2.11%                               SBC Communication Inc.             1,300,000          82,712,500
                                    Total                                                162,587,500
---------------------------------------------------------------------------------------=============
Telephone:                          MCI Communications
Long Distance .92%                  Corp.                              2,000,000          71,000,000
---------------------------------------------------------------------------------------=============
Tobacco .62%                        Gallaher Group
                                    plc ADS                            2,500,000          47,968,750
---------------------------------------------------------------------------------------=============
                                    Total Investments in
                                    Common Stocks and
                                    Convertible Securities
                                    (Cost $5,222,701,778)                              7,292,306,356
====================================================================================================
U.S. Government Obligations 2.16%
====================================================================================================
                                    U.S. Treasury Notes
                                    6 3/4% due 8/15/2026+                 82,000M         88,137,188
                                    U.S. Treasury Notes
                                    7% due 7/15/2006+                     73,000M         78,338,125
                                    Total Investments in
                                    U.S. Government
                                    Obligations
                                    (Cost $156,734,960)                                  166,475,313
---------------------------------------------------------------------------------------=============
                                    Total Investments in
                                    Securities (Cost $5,379,436,738)                   7,458,781,669
====================================================================================================
Other Assets, Less Liabilities 3.10%
====================================================================================================
Short-term Investments
----------------------------------------------------------------------------------------------------
U.S. Government                     Federal National
Obligations                         Mortgage Association
                                    12 1/2% due 3/19/1998
                                    (Cost $60,926,350)                    59,000M         60,521,094
                                    ---------------------------------------------------=============
Corporate                           American Express
Obligations                         Credit Co.
                                    5.53% due 11/4/1997                   20,000M         20,000,000

                                    American General
                                    Finance Corp.
                                    5.60% due 11/7/1997                   15,000M         15,000,000

                                    Ford Motor Credit Co.
                                    5.46% due 11/3/1997                   20,000M         20,000,000

Statement of Net Assets
October 31, 1997

                                                                       Principal
                                    Investments                           Amount        Market Value
====================================================================================================
                                    General Electric
                                    Capital Corp.
                                    5.57% due 11/6/1997                   40,000M     $   40,000,000

                                    Prudential Funding Corp.
                                    5.56% due 11/6/1997                   50,000M         50,000,000

                                    Total                                                145,000,000
                                    ---------------------------------------------------=============
                                    Other (See Note 5)                                   405,390,376
                                    ---------------------------------------------------=============
                                    Total Short-term Investments
                                    (Cost $611,316,726)                                  610,911,470
====================================================================================================
Cash and Receivables, Net of Liabilities                                              $ (371,939,043)
---------------------------------------------------------------------------------------=============
                                    Total Other Assets,
                                    Less Liabilities                                     238,972,427
====================================================================================================
Net Assets 100.00%                                                                    $7,697,754,096
====================================================================================================

                                    Class A Shares-Net asset value
                                    ($7,487,604,717 / 504,500,595
                                    shares outstanding)                                       $14.84

                                    Class B Shares-Net asset value
                                    ($152,117,078 / 10,251,197
                                    shares outstanding)                                       $14.84

                                    Class C Shares-Net asset value
                                    ($58,032,301 / 3,909,975
                                    shares outstanding)                                       $14.84


+     Securities (or a portion of securities) on loan. See Note 5.
*     Rule 144A security.
      See Notes to Financial Statements.

Portfolio Changes

Issues added to or eliminated from
the portfolio (exclusive of U.S.
Government obligations and
short-term investments) during the
six months ended October 31, 1997

Additions

Aetna Inc.                   ENI ADS                    Motorola Inc.
Archer-Daniels-Midland Co.   International Flavor &     St. Paul Companies Inc.
                               Fragrance
CINergy Corp.                Mellon Bank Corp.          Wal Mart Stores Inc.

--------------------------------------------------------------------------------

Eliminations

Aetna Inc.                   Johnson Controls, Inc.     Ryder Systems Inc.
American Electric Power      Mallinckrodt Group Inc.    Sears, Roebuck & Co.
Genuine Parts Company        Pharmacia & Upjohn Inc.    Waste Management Inc.

     Statement of Operations

Investment Income                                                                                     Year Ended October 31, 1997
=================================================================================================================================
Income             Dividends                                                               $  155,811,019
                   Interest                                                                    41,769,110
                   Total income                                                                                    $  197,580,129
                   --------------------------------------------------------------------------------------------------------------
Expenses           Management fee                                                              22,192,209
                   12b-1 distribution plan-Class A                                             15,889,161
                   12b-1 distribution plan-Class B                                                765,318
                   12b-1 distribution plan-Class C                                                286,097
                   Shareholder servicing                                                        6,086,146
                   Reports to shareholders                                                        567,455
                   Registration                                                                   354,691
                   Professional                                                                   203,674
                   Directors                                                                      232,635
                   Other                                                                          319,884
                                                                                           --------------
                   Total expenses before reductions                                            46,897,270
                   Expense reductions                                                            (882,709)             46,014,561
                                                                                           --------------------------------------
                   Net investment income                                                                              151,565,568
                   --------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain on Investments
=================================================================================================================================
Realized gain from investment transactions
                   Proceeds from sales                                                      3,283,096,268
                   Cost of investments sold                                                 2,554,958,571
                   --------------------------------------------------------------------------------------------------------------
                   Net realized gain                                                          728,137,697
                   --------------------------------------------------------------------------------------------------------------
Unrealized appreciation of investments                                                        682,759,831
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments                                                                     1,410,897,528
---------------------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                                                               $1,562,463,096
=================================================================================================================================

      See Notes to Financial Statements.

      Statements of Changes in Net Assets

                                                                                                           Year Ended October 31,
Increase (Decrease) in Net Assets                                                                         1997               1996
=================================================================================================================================
Operations         Net investment income                                                        $  151,565,568     $  137,994,396
                   Net realized gain from investment transactions                                  728,137,697        483,949,235
                   Net unrealized appreciation of investments                                      682,759,831        525,111,985
                   Net increase in net assets resulting from operations                          1,562,463,096      1,147,055,616
                   --------------------------------------------------------------------------------------------------------------
Undistributed net investment income included in price of share transactions                             46,074            233,353
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
                   Class A                                                                        (147,797,223)      (135,003,440)
                   Class B                                                                            (866,777)           (11,185)
                   Class C                                                                            (355,394)            (4,435)
                   Total                                                                          (149,019,394)      (135,019,060)
                   --------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gain from investment transactions:
                   Class A                                                                        (480,477,970)      (493,958,520)
                   Class B                                                                          (1,534,145)              -
                   Class C                                                                            (638,747)              -
                   Total                                                                          (482,650,862)      (493,958,520)
                   --------------------------------------------------------------------------------------------------------------
                   Total distributions                                                            (631,670,256)      (628,977,580)
                   --------------------------------------------------------------------------------------------------------------
Capital share transactions:
                   Net proceeds from sales of shares                                               756,660,354        555,712,816
                   Net asset value of shares issued in reinvestment of net investment income
                   and realized gain from investment transactions                                  502,763,678        497,740,138
                   Total                                                                         1,259,424,032      1,053,452,954
                   --------------------------------------------------------------------------------------------------------------
                   Cost of shares reacquired                                                      (593,173,986)      (435,624,271)
                   --------------------------------------------------------------------------------------------------------------
                   Increase in net assets derived from capital share transactions                  666,250,046        617,828,683
                   --------------------------------------------------------------------------------------------------------------
Increase in net assets                                                                           1,597,088,960      1,136,140,072
---------------------------------------------------------------------------------------------------------------------------------
Net Assets
                   Beginning of year                                                             6,100,665,136      4,964,525,064
                   --------------------------------------------------------------------------------------------------------------
                   End of year (including undistributed net investment income of
                     $27,965,329 and $25,373,081, respectively)                                 $7,697,754,096     $6,100,665,136
                   ==============================================================================================================

                       See Notes to Financial Statements.

      Financial Highlights

                                                                                                                   Class A Shares
                                                       ---------------------------------------------------------------------------
                                                                                                           Year Ended October 31,
Per Share Operating Performance:                             1997             1996             1995          1994            1993
==================================================================================================================================
Net asset value, beginning of year                     $    13.02       $    11.98       $    11.03    $    11.26       $    10.55
----------------------------------------------------------------------------------------------------------------------------------
      Income from investment operations
      Net investment income                                   .30              .30              .32           .31              .31
      Net realized and unrealized gain on investments        2.85             2.23             1.70           .38             1.43
      Total from investment operations                       3.15             2.53             2.02           .69             1.74
      ----------------------------------------------------------------------------------------------------------------------------
      Distributions
      Dividends from net investment income                   (.30)            (.30)            (.30)         (.32)            (.35)
      Distributions from net realized gain                  (1.03)           (1.19)            (.77)         (.60)            (.68)
      ----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                           $    14.84       $    13.02       $    11.98    $    11.03       $    11.26
----------------------------------------------------------------------------------------------------------------------------------
Total Return(a)                                             25.80%           23.23%           20.46%         6.66%           17.76%
==================================================================================================================================
      Ratios to Average Net Assets:
      Expenses(b)                                            0.65%(b)         0.66%            0.63%         0.63%            0.63%
      Net investment income                                  2.15%(b)         2.61%            2.90%         2.91%            2.95%
      ============================================================================================================================

                                                                    Class B Shares                        Class C Shares
                                                           --------------------------------- -------------------------------
                                                             Year Ended         8/1/96(c)        Year Ended        8/1/96(c)
                                                            October 31,                to       October 31,               to
Per Share Operating Performance:                                   1997          10/31/96              1997         10/31/96
============================================================================================ ===============================
Net asset value, beginning of period                        $    13.03        $   11.88       $    13.02         $   11.88
--------------------------------------------------------------------------------------------  ------------------------------
      Income from investment operations
      Net investment income                                        .20              .060             .22               .062
      Net realized and unrealized gain on investments             2.84             1.142            2.83              1.130
      Total from investment operations                            3.04             1.202            3.05              1.192
      --------------------------------------------------------------------------------------  ------------------------------
      Distributions
      Dividends from net investment income                        (.20)            (.052)           (.20)             (.052)
      Distributions from net realized gain                       (1.03)               -            (1.03)                -
      --------------------------------------------------------------------------------------  ------------------------------
Net asset value, end of period                              $    14.84        $   13.03       $    14.84         $   13.02
--------------------------------------------------------------------------------------------  ------------------------------
Total Return(a)                                                  24.78%           10.15%(d)        24.88%            10.07%(d)
============================================================================================================================
      Ratios to Average Net Assets:
      Expenses(b)                                                 1.42%            0.34%(d)         1.34%             0.33%(d)
      Net investment income                                       1.19%            0.27%(d)         1.28%             0.25%(d)
      ======================================================================================================================

                                                                                                          Year Ended October 31,
Supplemental Data for All Classes:                          1997            1996             1995         1994             1993
==================================================================================================================================
      Net assets, end of year (000)                    $7,697,754       $6,100,665       $4,964,525    $4,229,586       $4,174,033

      Portfolio turnover rate                               46.41%           47.06%           53.84%        51.48%           45.15%

      Average commissions per share paid
      on equity transactions                           $      .062      $      .064      $      .063         0n/a             0n/a
      ============================================================================================================================


      (a)   Total return does not consider the effects of sales loads.
      (b) The ratios for 1997 include expenses paid through an expense offset arrangement.
      (c)   Commencement of offering respective class shares.
      (d)   Not annualized.
            See Notes to Financial Statements.

Notes to Financial Statements

1. Significant Accounting Policies

Lord Abbett Affiliated Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following is a summary of significant accounting policies consistently followed by the Company:

(a) Market value is determined as follows: Securities listed or admitted to trading privileges on any national securities exchange are valued at the last sales price on the principal securities exchange on which such securities are traded, or, if there is no sale, at the mean between the last bid and asked prices on such exchange, or, in the case of bonds, in the over-the-counter market if, in the judgment of the Company's officers, that market more accurately reflects the market value of the bonds. Securities traded only in the over-the-counter market are valued at the mean between the bid and asked prices, except that securities admitted to trading on the NASDAQ National Market System are valued at the last sales price if it is determined that such price more accurately reflects the value of such securities. Securities for which market quotations are not available are valued at fair value under procedures approved by the Board of Directors.

(b) It is the policy of the Company to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income. Therefore, no federal income tax provision is required.

(c) Security transactions are accounted for on the date that the securities are purchased or sold (trade date). Realized gains and losses from security transactions are calculated on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Net investment income (other than distribution and service fees) and realized and unrealized gains or losses are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d) A portion of the proceeds from sales and costs of repurchases of capital shares, equivalent to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed income. Undistributed net investment income per share thus is unaffected by sales or repurchases of shares.

2. Management Fee and Other Transactions with Affiliates

The Company has a management agreement with Lord, Abbett & Co. ("Lord Abbett") pursuant to which Lord Abbett supplies the Company with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research, statistical work and the supervision of the Company's investment portfolio. The management fee is based on average daily net assets at the following annual rates: 1/2 of 1% on the first $200 million; 2/5 of 1% on the next $300 million; 3/8 of 1% on the next $200 million; 7/20 of 1% on the next $200 million and 3/10 of 1% on the excess over $900 million.

The Company has Rule 12b-1 plans and agreements (the "Class A, Class B and Class C Plans") with Lord Abbett Distributor LLC ("Distributor"), an affiliate of Lord Abbett. The Company makes payments to Distributor which uses or passes on such payments to authorized institutions. Pursuant to the Class A Plan, the Company pays Distributor (1) an annual service fee of 0.15% of the average daily net asset value of shares sold prior to June 1, 1990 and 0.25% of the average daily net asset value of shares sold on or after that date, (2) a one-time distribution fee of up to 1% on certain qualifying purchases and (3) a supplemental annual distribution fee of 0.10% of the average daily net assets of Class A shares serviced by certain qualifying institutions. Pursuant to the Class B Plan, the Company pays Distributor an annual service and distribution fee of 0.25% and 0.75%, respectively, of the average daily net asset value of the Class B shares. Pursuant to the Class C Plan, the Company pays Distributor
(1) a service fee and a distribution fee, at the time such shares are sold, not to exceed 0.25% and 0.75%, respectively, of the net asset value of such shares sold and (2) at each quarter-end after the first anniversary of the sale of such shares, a service fee and a distribution fee at an annual rate not to exceed 0.25% and 0.75%, respectively, of the average annual net asset value of such shares outstanding.

Distributor received $2,331,118 representing payment of commissions on sales of Class A shares after deducting $14,522,076 allowed to authorized distributors as concessions. Certain of the Company's officers and directors have an interest in Lord Abbett.

3. Distributions

Dividends from net investment income are declared quarterly. Net realized gain from investment transactions is distributed to shareholders annually. Accumulated undistributed net realized gain at October 31, 1997 for financial reporting purposes aggregated $771,155,274.

Income and capital gains distributions are determined in accordance with income tax regulations which may differ from methods used to determine the corresponding income and capital gains amounts in accordance with generally accepted accounting principles.

Distributions declared on November 12, 1997 were as follows:

                                                Rate Per            Aggregate
Net Investment Income                              Share               Amount
--------------------------------------------------------------------------------
Class A                                            $.075          $37,859,455
Class B                                            $.050          $   525,595
Class C                                            $.050          $   199,445
--------------------------------------------------------------------------------

                                                Rate Per            Aggregate
Capital Gains                                      Share               Amount
--------------------------------------------------------------------------------
Class A                                            $1.39          $701,661,908
Class B                                            $1.39          $ 14,611,541
Class C                                            $1.39          $  5,544,532
--------------------------------------------------------------------------------

4. Capital

The Company has authorized 800 million shares of $.001 par value capital stock designated Class A, 100 million shares of $.001 par value capital stock designated Class B and 100 million shares of $.001 par value capital stock designated Class C. Paid in capital amounted to $4,819,693,818 at October 31, 1997. Transactions in shares of capital stock were as follows:

                                   Year Ended                     Year Ended
                             October 31, 1997               October 31, 1996
                      ----------------------------------------------------------
Class A                Shares           Amount        Shares          Amount
--------------------------------------------------------------------------------
Sales of shares       41,249,386   $  575,438,146   44,568,823  $  534,216,135

Shares issued to
shareholders in
reinvestment of net
investment income
and realized gain
from investment
transactions          38,407,350      499,579,938   43,968,874     497,726,351

Total                 79,656,736    1,075,018,084   88,537,697   1,031,942,486
--------------------------------------------------------------------------------
Shares reacquired    (41,932,725)    (584,724,363) (36,145,893)   (435,401,023)

Increase in shares    37,724,011   $  490,293,721   52,391,804  $  596,541,463
--------------------------------------------------------------------------------

Notes to Financial Statements

                                                             August 1, 1996
                                                           (Commencement of
                              Year Ended           offering Class B shares)
                        October 31, 1997                to October 31, 1996
                      ----------------------------------------------------------
Class B                 Shares         Amount        Shares       Amount
--------------------------------------------------------------------------------
Sales of shares       9,261,683   $ 131,415,142    1,179,425   $ 14,724,105

Shares issued to
shareholders in
reinvestment of net
investment income
and realized gain
from investment
transactions            169,389       2,251,936          783          9,557

Total                 9,431,072     133,667,078    1,180,208     14,733,662
--------------------------------------------------------------------------------
Shares reacquired      (353,069)     (5,141,805)      (7,014)       (89,042)

Increase in shares    9,078,003   $ 128,525,273    1,173,194   $ 14,644,620
--------------------------------------------------------------------------------

                                                             August 1, 1996
                                                           (Commencement of
                              Year Ended           offering Class B shares)
                        October 31, 1997                to October 31, 1996
                      ----------------------------------------------------------
Class C                 Shares         Amount        Shares       Amount
--------------------------------------------------------------------------------
Sales of shares       3,536,298   $  49,807,066      543,059   $  6,772,576

Shares issued to
shareholders in
reinvestment of net
investment income
and realized gain
from investment
transactions             70,220         931,804          347          4,230

Total                 3,606,518      50,738,870      543,406      6,776,806
--------------------------------------------------------------------------------
Shares reacquired      (229,278)     (3,307,818)     (10,671)      (134,206)

Increase in shares    3,377,240   $  47,431,052      532,735   $  6,642,600
--------------------------------------------------------------------------------

5. Portfolio Securities

The Company loans its portfolio securities to brokers. As of October 31, 1997, the market value of securities on loan to brokers was $398,302,675, for which the Company has obtained collateral aggregating $408,434,827, consisting of cash and U.S. Treasury securities.

Purchases and sales of investment securities (other than U.S. Government obligations and short-term securities) aggregated $3,116,948,492 and $2,825,086,269, respectively.

As of October 31, 1997, unrealized appreciation based on cost for federal income tax purposes aggregated $2,078,939,675 of which $2,147,127,676 related to appreciated securities and $68,188,001 related to depreciated securities. The cost of investments for federal income tax purposes is substantially the same as that used for financial reporting purposes.

6. Directors' Remuneration

The Directors of theCompany associated with Lord Abbett and all officers of the Company receive no compensation from the Company for acting as such. Outside Directors' fees and retirement costs are allocated among all funds in the Lord Abbett group based on the net assets of each fund. Directors' fees payable at October 31, 1997 were $2,071,358.

7. Expense Reduction

The Company has entered into an arrangement with its transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Company's expenses.

1997 Tax Information

In early 1998, shareholders of Lord Abbett Affiliated Fund will receive information which must be included in each shareholder's federal income tax return. In accordance with the regulations of the U.S. Treasury Department, this information must be reported by the Fund to the Internal Revenue Service.

67% of the Fund's dividends for the fiscal year ended October 31, 1997 qualify for the dividend-received deduction available to corporate shareholders in accordance with Section 243 of the Internal Revenue Code.

Distribution of Net Realized Securities Gains

Federal Tax Information. A distribution of $1.39 a share from net realized securities gains in the fiscal year ended October 31, 1997 was paid on November 20, 1997. $1.25 of this distribution should be reported as realized long-term gain and $.14 of this distribution should be reported as realized short-term gain.

If a shareholder receives shares of stock in payment of the distribution, the stock should be assigned a "cost" of $13.42, $13.44 and $13.44 a share for Class A, B and C shares, respectively, for federal income tax purposes. The cost basis of the shares on which the distribution is received is not affected.

State Tax Information. The treatment of the distribution for state income tax purposes varies with the tax laws and regulations of the various states. It is suggested that you consult your local tax adviser for information relating to the taxes which may be imposed by the laws of your state.

Lord Abbett Affiliated Fund, Inc.
New York, New York

Independent Auditors' Report

The Board of Directors and Shareholders,
Lord Abbett Affiliated Fund, Inc.:

We have audited the accompanying statement of net assets of Lord Abbett Affiliated Fund, Inc. as of October 31, 1997, the related statements of operations and of changes in net assets and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1997 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Lord Abbett Affiliated Fund, Inc. at October 31, 1997, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented in conformity with generally accepted accounting principles.


/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
New York, New York
December 2, 1997

  Our Management

  Board of Directors

  Robert S. Dow
  E. Wayne Nordberg
  E. Thayer Bigelow*+
  Stewart S. Dixon*
  John C. Jansing*
  C. Alan MacDonald*+
  Hansel B. Millican, Jr.*
  Thomas J. Neff*+
* Outside Director
+ Audit Committee

  Officers

  Robert S. Dow, Chairman and President
  W. Thomas Hudson, Jr., Executive Vice
  President and Portfolio Manager
  Paul A. Hilstad, Vice President
  and Secretary
  Stephen I. Allen, Vice President
  Zane E. Brown, Vice President
  Daniel E. Carper, Vice President
  Daria L. Foster, Vice President
  Robert G. Morris, Vice President
  Robert J. Noelke, Vice President
  E. Wayne Nordberg, Vice President
  John J. Walsh, Vice President
  Laurence H. Kaplan, Vice President
  and Assistant Secretary
  Thomas F. Konop, Vice President
  and Assistant Secretary
  Keith F. O'Connor, Vice President
  A. Edward Oberhaus III, Vice President
  Donna McManus, Treasurer
  Joseph Van Dyke, Assistant Treasurer
  Lydia Guzman, Assistant Secretary
  Robert M. Hickey, Assistant Secretary

  Investment Manager and
  Underwriter

  Lord, Abbett & Co. and
  Lord Abbett Distributor LLC

  The General Motors Building
  767 Fifth Avenue
  New York, NY 10153-0203
  212-848-1800

  Custodian

  The Bank of New York
  New York, NY

  Transfer Agent

  United Missouri Bank of
  Kansas City, N.A.

  Shareholder Servicing Agent

  DST Systems, Inc.
  P.O. Box 419100
  Kansas City, MO 64141
  800-821-5129

  Auditors

  Deloitte & Touche LLP
  New York, NY

  Counsel

  Debevoise & Plimpton
  New York, NY

Copyright (C) 1997 by Lord Abbett Affiliated Fund, Inc.
767 Fifth Avenue, New York, NY 10153-0203

This publication, when not used for the general information of shareholders of Lord Abbett Affiliated Fund, Inc., is to be distributed only if preceded or accompanied by a current prospectus which includes information concerning the Fund's investment objective and policies, sales charges and other matters. There is no guarantee that the forecasts contained within this publication will come to pass.

All rights reserved. Printed in the U.S.A.

Lord, Abbett & Co.

   A Tradition of Performance Through
Disciplined
        Investing

[PHOTO of Daniel H. Frascarelli, Eli Salzmann, Melanie M. Smith, W. Thomas Hudson, Jr. and Robert G. Morris]

(standing, left to right)
Daniel H. Frascarelli
Portfolio Manager

Eli Salzmann
Director of Research

Melanie M. Smith
Equity Analyst

(seated, left to right)
W. Thomas Hudson, Jr.
Partner and Portfolio Manager--
Lord Abbett Affiliated Fund

Robert G. Morris
Partner and Director of Equity Investments

A successful long-term track record is evidence of a successful investment strategy. For decades we, at Lord, Abbett & Co., have believed that investing with a disciplined, value approach is the best way to achieve competitive returns and reduce portfolio risk. This commitment and the dedication of our team of 51 investment professionals have helped us earn the trust of financial professionals and investors for over 65 years.

About Your
Fund's
   Board of
   Directors

The Securities and Exchange Commission (SEC) views the role of the independent Board of Directors as one of the most important components in overseeing a mutual fund. The Board of Directors watches over your Fund's general operations and represents your interests. Board members review and approve every contract between your Fund and Lord, Abbett & Co. (the Fund's investment manager) and Lord Abbett Distributor LLC (the Fund's underwriter). They meet regularly to review a wide variety of information and issues regarding your Fund. Every member of the Board possesses extensive business experience. Lord Abbett Affiliated Fund's shareholders are indeed fortunate to have a group of independent directors with diverse backgrounds to provide a variety of viewpoints in the oversight of their Fund. Below, we feature one of our independent directors, C. Alan MacDonald.

C. Alan MacDonald
Director - Lord Abbett
Affiliated Fund

[PHOTO C. Alan MacDonald]

Mr. MacDonald is a graduate of Cornell University's School of Hotel Administration and has over 40 years of corporate management experience. He is currently the Managing Director of Directorship, a firm that focuses on the responsibilities of corporate boards.

Mr. MacDonald serves as director for Fountainhead Water Company, DenAmerica Corp., J.B. Williams and Exigent Diagnostics, Inc. He has been an independent director for all of Lord Abbett's funds since 1988.

             Investing in the
         Lord Abbett
            Family of Funds

-------------------------------------------------------------------------------------------------------------------------
GROWTH
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                   INCOME
-------------------------------------------------------------------------------------------------------------------------
      Growth Funds              Growth &          Balanced Fund     Income Funds         Tax-Free         Money
                                Income Funds                                             Income Funds     Market Fund
Developing     Global Fund-    Affiliated Fund    Balanced Series   Bond-Debenture       o National       U.S. Government
Growth Fund    Equity Series                                        Fund                 o California     Securities
                               Growth &                                                  o Connecticut    Money Market
International  Mid-Cap         Income Series                        Global Fund-         o Florida        Fund*+
Series         Value Fund                                           Income Series        o Georgia
                               Research Fund-                                            o Hawaii
               Research Fund-  Large-Cap Series                     Limited Duration     o Michigan
               Small-Cap                                            U.S. Government      o Minnesota
               Series                                               Securities Series*   o Missouri
                                                                                         o New Jersey
                                                                    U.S. Government      o New York
                                                                    Securities Series*   o Pennsylvania
                                                                                         o Texas
                                                                                         o Washington

Finding the right mutual fund can be confusing. At Lord, Abbett & Co., we believe your financial adviser provides value in helping you identify and understand your investment objectives and, ultimately, offering fund recommendations suitable for your individual needs.

This publication, when used as sales literature, is to be distributed only if preceded or accompanied by a current prospectus for Lord Abbett Affiliated Fund.

For more complete information about any other Lord Abbett fund, including charges and expenses, call your financial adviser or Lord Abbett Distributor LLC at 800-874-3733 for a prospectus. Read it carefully before investing.

When you invest in a family of funds, you benefit from:

Diversification. You and your financial adviser can diversify your investments between equity and income funds.

Flexibility. As your investment goals change, your financial adviser can help you reallocate your portfolio.

As an investor in the Lord Abbett Family of Funds, you have access to 28 portfolios designed to meet a variety of investment needs. While you may reallocate your assets among our funds at any time, we recommend speaking with your financial adviser to help you customize your investment plan.

Numbers to Keep Handy

For Shareholder Account or
Statement Inquiries:
800-821-5129

For Literature:
800-874-3733

For More Information:
800-426-1130

Visit Our Web Site:
http://www.lordabbett.com

* An investment in this Fund is neither insured nor guaranteed by the U.S. Government.

+ There can be no assurance that this Fund will be able to maintain a stable net asset value of $1.00 per share. This Fund is managed to maintain, and has maintained, its stable $1.00 per share price.

[LOGO](R) LORD, ABBETT & CO.
          Investment Management
A Tradition of Performance Through Disciplined Investing

LORD ABBETT DISTRIBUTOR LLC
------------------------------------------------------------
The GM Building o 767 Fifth Avenue o New York, NY 10153-0203

                                                                      LAA-2-1097
                                                                          (1/98)